UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2019

APACHE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-4300	41-0747868
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Post Oak Boulevard

Suite 100

Houston, Texas 77056-4400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 3, 2019, the Management Development and Compensation Committee of the Board of Directors of Apache Corporation (the “Company”) approved a new form of Performance Share Grant Agreement (the “Performance Share Grant Agreement”) and a new form of Cash-Based Restricted Stock Unit Grant Agreement (the “Cash-Based RSU Grant Agreement” and, together with the Performance Share Grant Agreement, the “Grant Agreements”). Pursuant to the Grant Agreements, the Company will award performance shares (“Performance Shares”) and cash-based restricted stock units (“Cash-Based RSUs”), respectively, to the Company’s executive officers under the Company’s 2016 Omnibus Compensation Plan.

The Performance Share Grant Agreement mirrors the Company’s previous form of performance share grant agreement, with the following exceptions:

•	The Performance Share Grant Agreement provides that vesting of the Performance Shares is based on two measures of performance:

•	Relative Total Shareholder Return (TSR) (50%); and

•	Cash Return on Invested Capital (50%).

•	TSR performance is measured relative to 17 peer companies over a rolling three-year period, subject to the following TSR ranking scale:

TSR Rank	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18
Payout	2.0	2.0	2.0	1.85	1.7	1.55	1.4	1.25	1.10	0.90	0.75	0.60	0.45	0.3	0.15	0.0	0.0	0.0

•	If the Company’s absolute TSR for the three-year performance period is negative, then the TSR-based portion of the award is subject to a 1.00x cap.

The Cash-Based RSU Grant Agreement is a new form of restricted stock unit award agreement. The Cash-Based RSUs are intended to align executives’ interests with the interests of the Company, in its capacity as the controlling stockholder of Altus Midstream Company (“Altus Midstream”), with each Cash-Based RSU representing a hypothetical interest in one share of Class A common stock, par value $0.0001 per share, of Altus Midstream. Each Cash-Based RSU vests ratably over three years and, once vested, will be settled in cash.

The foregoing descriptions of the Grant Agreements do not purport to be complete and are subject to, and are qualified in their entirety by, the full text of the Performance Share Grant Agreement and the Cash-Based RSU Grant Agreement that are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Form of 2019 Performance Share Grant Agreement (2016 Omnibus Compensation Plan)

10.2	Form of 2019 Cash-Based Restricted Stock Unit Grant Agreement (2016 Omnibus Compensation Plan)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APACHE CORPORATION

Date: January 7, 2019	/s/ Rebecca A. Hoyt
	Name:	Rebecca A. Hoyt
	Title:	Senior Vice President, Chief Accounting Officer, and Controller
(Principal Accounting Officer)